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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): February 23, 1999



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)

           Texas                          1-12110               76-6088377
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On February 23, 1999, Camden Property Trust, a Texas real estate investment trust ("Camden"), Camden Operating, L.P., a Delaware limited partnership the general partner of which is an indirect wholly-owned subsidiary of Camden (the "Operating Partnership"), Belcrest Realty Corporation, a Delaware corporation ("Belcrest"), and Belair Realty Corporation, a Delaware corporation (together with Belcrest, the "Contributors"), entered into a Contribution Agreement, a copy of which is filed as an exhibit to this Form 8-K, pursuant to which, among other things, the Contributors contributed to the Operating Partnership an aggregate of $100,000,000 in return for an aggregate of 4,000,000 8 1/2% Series B Cumulative Redeemable Perpetual Preferred Units (the "Series B Units") of limited partnership interest in the Operating Partnership. The rights, limitations and preferences of the Series B Units are set forth in First Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of February 23, 1999 (the "Amendment"), a copy of which is filed as an exhibit to this Form 8-K.

     The Series B Units will be exchangeable in whole or in part at any time on or after February 23, 2009 at the option of the holders thereof for 8 1/2% Series B Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest of Camden (the "Series B Shares") at an exchange rate of one Series B Share for one Series B Unit, subject to adjustment as set forth in the Amendment, and at certain earlier times pursuant to the terms of the Amendment. The rights, limitations and preferences of the Series B Shares are set forth in the Statement of Designation, Preferences and Rights of 8 1/2% Series B Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest, the form of which is filed as an exhibit to this Form 8-K. Camden has granted certain registration rights to the Contributors relating to Camden's common shares of beneficial interest that may be issued to the Contributors in an exchange of units pursuant to a Registration Rights Agreement, dated as of February 23, 1999, among Camden and the unitholders named therein, a copy of which is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     4.1 Form of Statement of Designation of Series B Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest

    99.1 Contribution Agreement, dated as of February 23, 1999, by and among Belcrest Real Estate Corporation, Belair Realty Corporation, Camden Operating, L.P. and Camden Property Trust

    99.2 First Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of February 23,1999

    99.3 Registration Rights Agreement, dated as of February 23, 1999, by and between Camden Property Trust and the unitholders named therein

    99.4     Press Release, dated February 24, 1999

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 1999

                                    CAMDEN PROPERTY TRUST



                            By: /S/ G. STEVEN DAWSON
                                    --------------------------------------------
                                         G. Steven Dawson
                                         Senior Vice President - Finance
                                         Chief Financial Officer, Treasurer and
                                         Secretary



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                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS


EXHIBIT

 4.1 Form of Statement of Designation of Series B Cumulative Redeemable Perpetual Preferred Shares of Beneficial Interest

99.1 Contribution Agreement, dated as of February 23, 1999, by and among Belcrest Real Estate Corporation, Belair Realty Corporation, Camden Operating, L.P. and Camden Property Trust

99.2 First Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of February 23, 1999

99.3 Registration Rights Agreement, dated as of February 23, 1999, by and between Camden Property Trust and the unitholders named therein

99.4     Press Release, dated February 24, 1999